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Exhibit 10.a.3

INDEPENDENT AUDITORS' CONSENT

Xcelera Inc.
P.O. Box 309
Ugland House, South Church Street
Grand Cayman, Cayman Islands, British West Indies

        We hereby consent to the incorporation by reference in Registration Statements No. 333-12398 and No. 333-101797 on Form S-8 of our report dated July 2, 2003, relating to Xcelera, Inc.'s consolidated financial statements as of January 31, 2003 and for the year then ended, appearing in the Company's Annual Report on Form 20-F of Xcelera Inc. for the year ended January 31, 2003.

/s/  BDO SEIDMAN, LLP

BDO Seidman, LLP
New York, New York

July 31, 2003

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  Exhibit 10.a.3